DETAIL OF SIGNIFICANT STATEMENT OF FINANCIAL POSITION AND STATEMENT OF COMPREHENSIVE INCOME CAPTIONS, Cash and Cash Equivalents (Details) - ARS ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Cash and cash equivalents [Abstract]
Cash and banks	$ 41,858,829	$ 5,817,494
UT Cash and banks	234	536
Mutual funds in local currency	17,716,933	4,472,447
Interest-bearing accounts	397,688	4,079,845
UT Mutual funds	0	333
Total	$ 59,973,684	$ 14,370,655	$ 20,269,016	$ 58,502,525